IVY FUNDS
IVY FUNDS, INC.

Supplement dated July 15, 2009
to the
Ivy Equity Funds Prospectus dated July 31, 2008
and as supplemented September 4, 2008, April 8, 2009, April 14, 2009 and July 1, 2009
and to the
Ivy Fixed Income and Money Market Funds Prospectus dated July 31, 2008 and as supplemented August 4, 2008, October 9, 2008, December 22, 2008, May 4, 2009,
and May 28, 2009

The following information is added to the disclosure regarding NAV purchases of Class A shares in the section entitled “Sales Charge Waivers for Certain Investors:”

Effective July 15, 2009 and continuing through October 31, 2009, clients of Legend Equities Corporation may use the proceeds from the redemption of shares of any mutual fund not underwritten by Waddell & Reed, Inc. or Ivy Funds Distributor, Inc. to invest in Class A shares of the Ivy Family of Funds and/or Class A shares of the Waddell & Reed Advisors Funds at net asset value or NAV.  To qualify, the application for purchase of Class A shares must be signed and dated by the client between July 15, 2009 and October 31, 2009.  Class A shares are still subject to a 12b-1 distribution and service fee.

The redemption of mutual fund shares may be a taxable event, even if the redemption proceeds are promptly invested in another mutual fund.  Investors are encouraged to discuss the tax consequences of redeeming mutual fund shares with their own financial or tax advisors.

WRP3399AJ
00068341